UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16 Rolle, Switzerland	1180
(Address of Principal Executive Offices)	(Zip Code)

+41 21 695 30 00

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC
Series A Cumulative Convertible Preferred Stock, par value $0.001 per share	GTXAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On March 22, 2022, Garrett Motion Inc. (the “Company”) entered into an Amendment No. 2 (the “Second Amendment”) to that certain Credit Agreement, dated as of April 30, 2021, by and among the Company, Garrett LX I S.à r.l., Garrett Motion Holdings Inc., Garrett Motion Sàrl (the “Swiss Borrower”), the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended by the First Amendment, dated as of January 11, 2022, the “Credit Agreement”, and as amended by the Second Amendment, the “Amended Credit Agreement”).

The Second Amendment increases the amount of revolving loan commitments available to the Swiss Borrower under the Credit Agreement by $50,500,000 (the “Incremental Revolving Commitment”) to an aggregate amount of $474,750,000. The Incremental Revolving Commitment has the same terms and is generally subject to the same conditions applicable to the existing revolving facility under the Credit Agreement, except for fees paid in connection with the arrangement of the increased amount.

Additionally, the Second Amendment removes the requirement that restricted payments made in cash for the benefit of holders of the Company’s Series A cumulative convertible preferred stock on or before December 31, 2022 be made on a ratable basis to the holders of the Company’s common stock, and makes additional clarifying amendments to certain restricted payment covenants.

The above description of the terms of the Second Amendment and the Amended Credit Agreement is qualified in its entirety by reference to the full text of the Amended Credit Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information in Item 1.01 is incorporated by reference into this Item 2.03.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Garrett Motion Inc.

Date: March 22, 2022	By:	/s/ Sean Deason
	Name:	Sean Deason
	Title:	Senior Vice President and Chief Financial Officer

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